TIFF INVESTMENT PROGRAM, INC. (TIP)

Supplement Dated February 15, 2013

to the Statement of Additional Information Dated April 27, 2012

and Supplemented December 17, 2012

This supplement provides new and additional information to the April 27, 2012 Statement of Additional Information (“SAI”) and should be read together with the SAI and the SAI supplement dated December 17, 2012.

The following information replaces similar disclosures on pages 19-21 of the SAI:

Long versus Short Positions. The rationale for using short strategies is simply stated: if you believe that skilled active managers can identify securities that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify stocks that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, “short” sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued securities. When a fund enters into a short sale, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the market value the securities sold short.

MAF may employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks or other securities that the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks or other securities that the money manager perceives as overvalued. Because the long and short positions offset or neutralize each other, long/short strategies are sometimes referred to as “market neutral” strategies. Long/short strategies are also used to establish “breakeven inflation positions.”

Primary Risks. Risks of investing in short strategies are markedly different from those associated with long positions. MAF will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The potential loss from a short sale is theoretically unlimited. To control the risk of such strategies, the current value of the security sold short in a single issuer (other than the US Government, its agencies, and its instrumentalities) may not represent more than 2% of the fund’s total assets. Short positions in derivative instruments, including futures contracts, are not considered to be short positions for the purpose of this limitation.

Repurchase and Reverse Repurchase Agreements. In a repurchase agreement, a fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be “collateralized fully,” the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities.

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In a reverse repurchase agreement, a fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. TAS and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development (“OECD”). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risk.

Primary Risks. If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, include the risk of a possible decline in the value of the underlying securities during the period with the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

The following replaces the paragraphs on “Primary Risks” under the heading “Inflation-Linked Securities” on page 29 of the SAI:

Primary Risks: In the event of deflation, the principal value of inflation-linked bonds may be adjusted downward, and as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during periods of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount. The current market value of the bonds is not guaranteed and will fluctuate. Like a traditional bond, the value of a TIPS bond will generally fall as interest rates rise. Therefore, the performance of TIPS in a portfolio can be impacted by both changes in interest rates and inflation/deflation.

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The TIPS market is smaller than that of US Treasury securities that are not inflation-linked, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

The following information replaces similar disclosures on page 53 of the SAI:

TIFF Multi-Asset Fund Benchmarks. MAF seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum. The Consumer Price Index is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI+5% per annum was selected as the primary benchmark for MAF because it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which many TIP members are subject.

To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against the MAF Constructed Index. As of April 1, 2013, the Constructed Index will comprise the following asset segments: 51% MSCI All Country World Index; 6% Barclays High Yield 2% Issuer Capped Index; 5% FTSE EPRA/NAREIT Developed Index; 5% Dow Jones-UBS Commodity Index Total Return; 10% Barclays US Breakeven Inflation Aggregate Index; 10% Barclays US Government Inflation-Linked Bond Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. The Constructed Index segment weights are rebalanced by TAS at each quarter end for periods beginning July 1, 2009, and were rebalanced monthly prior to that date. Performance of the Constructed Index generated after June 30, 2009 is reduced by 20 basis points per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies with active portfolio management. (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The Constructed Index has changed on various occasions since MAF’s inception in 1995. Historical performance for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the Constructed Index’s allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

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The following information replaces similar disclosures on pages 54-55 of the SAI:

Bond Indices

Barclays High Yield 2% Issuer Capped Bond Index. The Barclays High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to final maturity and at least $150 million outstanding par value. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

Barclays US Breakeven Inflation Aggregate Index. The Barclays US Breakeven Inflation Aggregate Index is designed to provide a benchmark for investors seeking to track the “breakeven” rate of inflation in the United States by capturing the return of simultaneous long positions in US TIPS across the entire term structure of the TIPS market and short positions in corresponding comparable nominal US Treasury bonds (traditional US Treasury bonds paying a fixed rate of interest). The index also includes a return on cash lent to facilitate the short transactions. The “breakeven” rate of inflation is the level of inflation required for TIPS to approximate the performance of nominal US Treasury bonds with equivalent duration. The index is rebalanced monthly.

Barclays US Government Inflation-Linked Bond Index. The Barclays US Government Inflation-Linked Bond Index measures the performance of the TIPS market. The index includes TIPS with one or more years remaining to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index. The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date to be eligible for the index.

Real Estate Indices

MSCI US REIT Index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprising investable equity real estate investment trusts (REITs), other than certain specialty equity REITs, and is designed to be a measure of real estate equity performance.

FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of listed real estate companies and REITS in developed markets worldwide, principally North America, Europe and Asia. The European Public Real Estate Association (EPRA) represents the European public real estate sector. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies in the US.

TIFF INVESTMENT PROGRAM STATEMENT OF ADDITIONAL INFORMATION

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Please keep this supplement for future reference.

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